SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

RADIANT LOGISTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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RADIANT LOGISTICS, INC.

405 114th Avenue SE

Third Floor

Bellevue, Washington 98004

October 8, 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Radiant Logistics, Inc., on Tuesday, November 11, 2014, at 9:00 a.m., local time, at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Our Board of Directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours,
Bohn H. Crain
Chief Executive Officer

Notice of Annual Meeting of Stockholders

Tuesday, November 11, 2014

To Our Stockholders:

The annual meeting of the stockholders of Radiant Logistics, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, November 11, 2014, at 9:00 a.m., local time, at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, for the following purposes:

1. To elect four members of the Board of Directors to serve until the 2015 annual meeting of stockholders and until their successors have been duly elected and qualified;

2. To ratify the selection of Peterson Sullivan LLP as the Company’s independent auditor for the 2015 fiscal year; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are invited to attend the meeting. Holders of record of the Company’s common stock at the close of business on September 30, 2014, are entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the meeting and at the offices of the Company at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

By Order of the Board of Directors
Robert L. Hines, Jr.
Secretary

Bellevue, Washington

October 8, 2014

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

i

RADIANT LOGISTICS, INC.

405 114TH Avenue SE

Third Floor

Bellevue, Washington 98004

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Radiant Logistics, Inc. (the “Company,” “we” or “us”) for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, November 11, 2014, at 9:00 a.m., local time, at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, and at any adjournments thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON November 11, 2014. THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2014, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT WWW.PROXYVOTE.COM. In accordance with rules issued by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

VOTING AT THE ANNUAL MEETING

Who Can Vote

Only stockholders of record of our common stock at the close of business on September 30, 2014, the record date, are entitled to notice of and to vote at the meeting, and at any postponement(s) or adjournment(s) thereof. As of the record date, 34,590,936 shares of our common stock, $0.001 par value per share, were issued and outstanding. Holders of our common stock are entitled to one vote per share for each proposal presented at the Annual Meeting.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. The cost of soliciting proxies will be borne by the Company, including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the stockholders by the Company in connection with the Annual Meeting. In addition to the solicitation of proxies by mail, employees of the Company may also solicit proxies by telephone or personal contact. These employees will not receive any special compensation in connection therewith. We have retained our transfer agent, Broadridge, to assist in the mailing of the proxy statement and collection of proxies by mail from brokers and other nominees at an estimated cost of $14,000. Our Annual Report on Form 10-K for the year ended June 30, 2014, which includes our consolidated financial statements, is being mailed to stockholders together with these proxy materials on or about October 14, 2014.

Any proxy not specifying to the contrary, and not designated as broker non-votes as described below, will be voted:

—	FOR the election of the directors; and
—	FOR the ratification of the selection of Peterson Sullivan LLP as our independent auditor for the 2015 fiscal year.

Should any matters not described above be properly presented at the Annual Meeting, the persons named in the proxy form will vote in accordance with their judgment. The proxy form authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Annual Meeting or any adjournment(s), postponement(s), or continuation(s) thereof.

What Constitutes a Quorum

The presence at the Annual Meeting in person or by proxy of holders of a majority of our common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum.

What Vote is Required

Directors are elected by a plurality of the votes cast with a quorum present. The four persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the ratification of the selection of Peterson Sullivan LLP as our independent auditor for the 2015 fiscal year.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. For the ratification of the selection of Peterson Sullivan LLP as our independent auditor, abstentions are not counted in determining the votes cast.

A broker non-vote occurs when the broker holding shares in street name is unable to vote on a proposal because exchange rules prohibit a broker from voting on the matter without owner instructions. Relevant exchange rules provide that a broker holding shares for an owner in street name may not vote for a non-routine proposal or a stockholder proposal that is opposed by management, without voting instructions, whereas a broker may vote on routine matters without owner instructions. The election of directors is a non-routine item. Broker non-votes, if any, will not be counted as having been entitled to vote or as a vote cast and will have no effect on the outcome of the vote on this proposal. The ratification of the appointment of Peterson Sullivan LLP is a routine item.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. A stockholder who attends the Annual Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

VOTING SECURITIES

The Company’s outstanding voting securities consist of common stock. The record date for determining holders of common stock entitled to vote at the Annual Meeting is September 30, 2014. On that date, there were 34,588,648 shares of common stock outstanding, each entitled to one vote per share. The common stock does not have cumulative voting rights.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This report contains “forward-looking statements” within the meaning set forth in United States securities laws and regulations — that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business, financial performance and financial condition, and often contain words such as “anticipate,” “believe,” “estimates,” “expect,” “future,” “intend,” “may,” “plan,” “see,” “seek,” “strategy,” or “will” or the negative thereof or any variation thereon or similar terminology or expressions. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: continued relationships with our operating partners; challenges in locating suitable acquisition opportunities and securing the financing necessary to complete such acquisitions; general industry conditions and competition; domestic and international economic and political factors; transportation costs; our ability to mitigate, to the best extent possible, our dependence on current management and certain of our larger agency locations; laws and governmental regulations affecting the transportation industry in general and our operations in particular; and such other factors that may be identified from time to time in our SEC filings and other public announcements including those set forth below under the caption “Risk Factors” in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended June 30, 2014. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. Except as required by law, we assume no duty to update or revise our forward-looking statements.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of September 30, 2014, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than 5% of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current officers and directors, both individually and as a group.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act, and, in accordance therewith, includes all shares of our common stock that may be acquired by such beneficial owners within 60 days of September 30, 2014 upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 34,590,936 shares of common stock outstanding on September 30, 2014. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below. Unless otherwise provided, the address to each of the persons listed below is c/o Radiant Logistics, Inc. 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

Beneficial Owner	Number of shares		Percent of class
Bohn H. Crain	11,523,513	(1)	32.4%
Douglas K. Tabor	3,287,716	(2)	9.5%
Stephen M. Cohen	2,500,000	(3)	7.2%
Stephen P. Harrington	1,648,182	(4)	4.8%
Todd E. Macomber	372,266	(5)	1.1%
Dan Stegemoller	327,968	(6)	*
Jack Edwards	105,000	(7)	*
Rob Hines Jr.	50,844	(8)	*
Richard P. Palmieri	400	(9)	*

All officers and directors as a group (7 persons)	14,028,173	(10)	38.7%

*	Represents less than one percent.
(1)

Consists of 9,169,862 shares held by Radiant Capital Partners, LLC over which Mr. Crain has sole voting and dispositive power, 1,329,234 shares directly held by Mr. Crain, 2,329 of which are subject to forfeiture until vested, and 1,024,417 shares issuable upon exercise of options. Does not include 54,999 shares issuable upon exercise of options that are subject to vesting.

(2)

This information is based on a Schedule 13G filed with the SEC on February 14, 2014 reporting that Mr. Tabor has sole voting power with respect to 3,250,716 shares of common stock and shared voting power with Texas Time Express, Inc. over 37,000 shares of common stock.

(3)	Consists of shares held of record by Mr. Cohen’s wife over which he shares voting and dispositive power.
(4)

Consists of shares held by SPH Investments, Inc., over which Mr. Harrington has sole voting and dispositive power, and 80,000 shares issuable upon exercise of options. Does not include 120,000 shares issuable upon exercise of options that are subject to vesting.

(5)

Consists of 3,453 shares held directly by Mr. Macomber, 690 of which are subject to forfeiture until vested, and 368,813 shares issuable upon exercise of outstanding options. Does not include 59,924 shares issuable upon exercise of options that are subject to vesting.

(6)

Consists of 218,195 shares held directly by Mr. Stegemoller over which he shares voting and dispositive power, 1,222 of which are subject to forfeiture until vested, and 109,773 shares issuable upon exercise of outstanding options. Does not include 20,493 shares issuable upon exercise of options that are subject to vesting.

(7)

Consists of 45,000 shares held by Mr. Edwards over which he shares voting and dispositive power, and 60,000 shares issuable upon exercise of options. Does not include 140,000 shares issuable upon exercise of options that are subject to vesting.

(8)	Consists of 50,844 shares issuable upon exercise of outstanding options. Does not include 309,248 shares issuable upon exercise of options that are subject to vesting.
(9)	Consists of 400 shares held by Mr. Palmieri over which he shares voting and dispositive power. Does not include 100,000 shares issuable upon exercise of options that are subject to vesting.
(10)	Includes 1,693,847 shares issuable upon exercise of outstanding options. Does not include 804,664 shares issuable upon exercise of options that are subject to vesting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors are generally elected an annual meeting of the stockholders and hold office until each director’s successor is elected and qualified, or until such director’s earlier resignation or removal. Messrs. Crain, Edwards, Palmieri and Harrington have been nominated for a one-year term to serve until the 2015 annual meeting of stockholders and until their successors are elected and have qualified.

It is the intention of the persons named in the accompanying form of proxy to vote for the four nominees, unless other instructions are given. Proxies cannot be voted for more than four nominees. If any nominee is unable to stand for election for any reason, proxies will be voted for the election of a substitute proposed by the Board of Directors. The Board of Directors knows of no reason why any nominee might be unable or refuse to accept nomination or election.

The Board of Directors recommends a vote FOR Messrs. Crain, Edwards, Palmieri and Harrington.

We believe that our Board should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that all of our current Board members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below. The principal occupation and business experience, for at least the past five years, of each nominee is as follows:

Bohn H. Crain, 50, has served as our Chief Executive Officer and Chairman of our Board of Directors since October 2005. Mr. Crain brings nearly 20 years of industry and capital markets experience in transportation and logistics. Since January 2005, Mr. Crain has served as the Managing Member of Radiant Capital Partners, LLC, an entity he formed to execute a consolidation strategy in the transportation/logistics sector. Prior to founding Radiant, Mr. Crain served as the executive vice president and the chief financial officer of Stonepath Group, Inc. from January 2002 until December 2004. In 2001, Mr. Crain served as the executive vice president and Chief Financial Officer of Schneider Logistics, Inc., a third-party logistics company, and from 2000 to 2001 he served as the Vice President and Treasurer of Florida East Coast Industries, Inc., a public company engaged in railroad and real estate businesses listed on the New York Stock Exchange. Between 1989 and 2000, Mr. Crain held various vice president and treasury positions for CSX Corp., and several of its subsidiaries, a Fortune 500 transportation company listed on the New York Stock Exchange. He also serves on the Board of Trustees for Eastside Preparatory School in Bellevue, Washington. Mr. Crain earned a Bachelor of Arts in Business Administration with and emphasis in Accounting from the University of Texas. As a result of these and other professional experiences, Mr. Crain possesses particular knowledge and experience in logistics management, industry trends, business operations and accounting that strengthen the Board’s collective qualifications, skills, and experience.

Jack Edwards, 69, was appointed as a director in December 2011. Mr. Edwards is an independent business executive who since 2002 has been providing strategic, investment and operational advisory services to a broad range of corporate and private equity clients and boards. From 2001 to 2002, he was the President and Chief Executive Officer of American Medical Response, Inc., a provider of private ambulatory services. Prior to this, Mr. Edwards served as the President and Chief Executive Officer at a variety of logistics and freight-forwarding companies, including Danzas Corporation and ITEL Transportation Group. Previously he held senior executive positions at Circle International, American President Lines and The Southern Pacific Transportation Company. Mr. Edwards has served as a director of several publicly-held corporations, including Laidlaw Inc. (NYSE), ITEL Corp. (NYSE) and Sun Gro Horticulture Canada Ltd. (TSX) where he served as Chairman of the Board. Mr. Edwards currently serves as a director for Adelante Media Group and Zonar Systems. Mr. Edwards received a Bachelor of Science in Food Science and Technology from the University of California, Davis, and a Masters of Business Administration in Marketing from the University of Oregon. As a result of these and other professional experiences, Mr. Edwards possesses particular knowledge and experience in the transportation and logistics industry, along with business combinations and financial management, that strengthen the Board’s collective qualifications, skills, and experience.

Richard P. Palmieri, 61, was appointed as a director in March 2014. He has been the Managing Director of ANR Partners, LLC, a Philadelphia-based management and financial consulting firm, since 2012. Prior to this, from 2007 to 2012, Mr. Palmieri served as the President and CEO of Canon Financial Services, Inc., the captive finance subsidiary of Canon USA. From 2003 to 2006, he was the President and CEO of Schneider Financial Services, a financial services subsidiary of a large, privately held transportation and logistics company. From 1998 to 2003, he served as a Managing Director and co-head of the Transportation and Logistics investment banking group at Credit Suisse Group. From 1993 to 1998, he served as a Managing Director and co-head of the Transportation and Logistics investment banking group at Deutsche Securities. Before this, he served in various finance and management positions at several large companies, including Whirlpool Financial Corporation, PacificCorp Credit, Commercial Credit Company and GE Capital. Mr. Palmieri received a Bachelor of Science in Accounting from Wagner College. As a result of these and other professional experiences, Mr. Palmieri possesses particular knowledge and experience in logistics and financial management that strengthen the Board’s collective qualifications, skills, and experience.

Stephen P. Harrington, 57, was appointed as a director in October 2007. Mr. Harrington is currently self-employed as a business consultant and strategic advisor. He served as the Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Zone Mining Limited, a publicly-traded Nevada corporation, from August 2006 until January 2007. Mr. Harrington graduated with a B.S. from Yale University in 1980. As a result of these and other professional experiences, Mr. Harrington possesses particular knowledge and experience in corporate governance and financial management that strengthen the Board’s collective qualifications, skills, and experience.

Non-Director Executive Officers

Dan Stegemoller, 60, has served as our Senior Vice President and Chief Operating Officer of our subsidiary, Radiant Global Logistics, Inc. since August 2007, and previously held the position of Vice President, beginning November 2004, prior to the Company’s acquisition of Airgroup. He has over 35 years of experience in the transportation industry. Prior to joining Airgroup, from 1973 to 1983, he served in numerous supervisory and management positions at FedEx. From 1983 to 2004, Mr. Stegemoller served in a variety of roles including Vice President of Customer Service managing a call center for Purolator/Emery Air/CF Airfreight, Director of Customer Service for First Data/American Express, Regional Director for Towne Air Freight, Senior Vice President of National Account Sales for Forward Air, a high-service level contractor to the air cargo industry.

Todd E. Macomber, 50, has served as our Senior Vice President, Chief Financial Officer and Treasurer since March 2011, as our Senior Vice President and Chief Accounting Officer since August 2010, and as our Vice President and Corporate Controller since December 2007. Prior to joining us, Mr. Macomber served as Senior Vice President and Chief Financial Officer of Biotrace International, Inc., a subsidiary of Biotrace International PLC, an industrial microbiology company listed on the London Stock Exchange. Mr. Macomber earned a Bachelor of Arts, emphasis in Accounting from Seattle University.

Robert L. Hines, Jr., 55, became our Senior Vice President, General Counsel and Secretary in May 2013. Prior to joining us, Mr. Hines, from 2004 to 2013, served as Managing/Principal Attorney for T-Mobile USA, Inc., the nation’s fourth largest telecommunications carrier, where he supported machine-to-machine (IoT) sales, federal government sales, and multinational sales initiatives. Prior to that, he served in a variety of legal roles, including serving as the General Counsel and Secretary of Multiple Zones International (NASDAQ). He earned a Bachelor of Arts degree from the University of North Carolina at Chapel Hill and a Juris Doctor and Masters of Business Administration from Vanderbilt University.

CORPORATE GOVERNANCE

Information Concerning the Board of Directors and Certain Committees

The Board of Directors currently consists of four directors, three of whom the Board of Directors has determined are independent within the meaning of Section 803 of the NYSE-MKT Company Guide. The independent directors are Messrs. Edwards, Palmieri and Harrington. The Board of Directors held four formal meetings during the 2014 fiscal year. Each of the directors attended at least 75% of all meetings of the Board of Directors and committees on which they served during 2014. The Board of Directors does not have a formal policy governing director attendance at its annual meeting of stockholders. We believe that all of our directors, other than Mr. Harrington, will attend the Annual Meeting.

The standing committee of the Board of Directors is the Audit and Executive Oversight Committee, which was formed in 2012. The Audit and Executive Oversight Committee fulfills the audit, compensation and nominating committee functions. Prior to the formation of the Audit and Executive Oversight Committee, we had a separately standing audit committee and the independent members of the Board fulfilled the compensation and nominating committee functions. The purpose of the Audit and Executive Oversight Committee is to oversee (i) the integrity of our financial statements and disclosures, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of our independent auditing firm (the “External Auditor”), (iv) the performance of our internal audit function and External Auditors, (v) our internal control systems, (vi) our procedures for monitoring compliance with our Code of Business Conduct and Ethics, (vii) our director nomination process and procedures, and (viii) the review and determination of matters of executive compensation.

Audit and Executive Oversight Committee: The Audit and Executive Oversight Committee held four formal meetings during 2014. The members of the Audit and Executive Oversight Committee are Messrs. Edwards, Palmieri and Harrington.

The Board of Directors has determined that each member of the Audit and Executive Oversight Committee meets the independence standards set forth in Rule 10A-3 promulgated under the Exchange Act and the independence standards set forth in the NYSE-MKT Company Guide. The Board of Directors has determined that Mr. Edwards qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, promulgated under the Exchange Act.

The Audit and Executive Oversight Committee operates under a written charter that is reviewed annually. The charter is available on our website at www.radiantdelivers.com. Under the charter, the Audit and Executive Oversight Committee is required to pre-approve the audit and non-audit services to be performed by our independent registered public accounting firm.

Code of Ethics: We have adopted a Code of Ethics that applies to all employees including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the code. Our Code of Ethics is available on our website at www.radiantdelivers.com, and may be obtained without charge upon written request directed to Attn: Human Resources, Radiant Logistics, Inc., 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

Compensation Committee Function of the Audit and Executive Oversight Committee: We do not have a standing Compensation Committee. The Audit and Executive Oversight Committee fulfills the compensation committee functions. The Audit and Executive Oversight Committee reviews the compensation philosophy, strategy of the Company and consults with the Chief Executive Officer, as needed, regarding the role of our compensation strategy in achieving our objectives and performance goals and the long-term interests of our stockholders. The Audit and Executive Oversight Committee has direct responsibility for approving the compensation of our Chief Executive Officer, and makes recommendations to the Board with respect to our other executive officers. The term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Exchange Act.

Our Chief Executive Officer sets the compensation of anyone whose compensation is not set by the Board and reports to the Board regarding the basis for any such compensation if requested by it.

The Audit and Executive Oversight Committee may retain compensation consultants, outside counsel and other advisors as the Board deems appropriate to assist it in discharging its duties. The Board has not currently retained any outside advisor.

Nominating Committee Function of the Audit and Executive Oversight Committee: The Audit and Executive Oversight Committee functions as a nominating committee. The Audit and Executive Oversight Committee identifies and recommends to the Board individuals qualified to be nominated for election to the Board and recommends to the Board the members and Chairperson for each Board committee.

In addition to stockholders’ general nominating rights provided in our Bylaws, stockholders may recommend director candidates for consideration by the Board. The Audit and Executive Oversight Committee will consider director candidates recommended by stockholders if the recommendations are sent to the Board in accordance with the procedures for other stockholder proposals described below in this proxy statement under the heading “Stockholder Proposals.” All director nominations submitted by stockholders to the Board for its consideration must include all of the required information set forth in our Bylaws, as summarized under the heading “Stockholder Proposals,” and the following additional information:

—	any information relevant to a determination of whether the nominee meets the criteria described below under the subheading “Director Qualifications”;
—

any information regarding the nominee relevant to a determination of whether the nominee would be considered independent under SEC rules or, alternatively, a statement that the nominee would not be considered independent;

—

a statement, signed by the nominee, verifying the accuracy of the biographical and other information about the nominee that is submitted with the recommendation and consenting to serve as a director if so elected; and

—

if the recommending stockholder, or group of stockholders, has beneficially owned more than 5% of our voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership.

Director Qualifications. In selecting nominees for director, without regard to the source of the recommendation, the Audit and Executive Oversight Committee believes that each director nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. Members of the Board should have the highest professional and personal ethics, consistent with our values and standards and Code of Ethics. At a minimum, a nominee must possess integrity, skill, leadership ability, financial sophistication, and capacity to help guide us. Nominees should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their experiences. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to responsibly perform all director duties. In addition, the Audit and Executive Oversight Committee considers all applicable statutory and regulatory requirements and the requirements of any exchange upon which our common stock is listed or to which it may apply in the foreseeable future.

Evaluation of Director Nominees. The Audit and Executive Oversight Committee will typically employ a variety of methods for identifying and evaluating nominees for director. The Audit and Executive Oversight Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Audit and Executive Oversight Committee will consider various potential candidates for director. Candidates may come to the attention of the Audit and Executive Oversight Committee through current directors, stockholders, or other companies or persons. The Audit and Executive Oversight Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. Director candidates may be evaluated at regular or special meetings of the Audit and Executive Oversight Committee, and may be considered at any point during the year.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Audit and Executive Oversight Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses. In evaluating director nominations, the Audit and Executive Oversight Committee seeks to achieve a balance of knowledge, experience, and capability on the Board. In connection with this evaluation, the Audit and Executive Oversight Committee will make a determination whether to interview a prospective nominee based upon the Board’s level of interest. If warranted, one or more members of the Audit and Executive Oversight Committee Board, and others as appropriate, will interview prospective nominees in person or by telephone. After completing this evaluation and any appropriate interviews, the Audit and Executive Oversight Committee will recommend the director nominees after consideration of all its directors’ input. The director nominees are then selected by a majority of the independent directors on the Board, meeting in executive session and considering the Audit and Executive Oversight Committee’s recommendations.

Board of Directors Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having our Chief Executive Officer serve as Chairman is in the best interest of our stockholders at this time. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry, as well as fostering greater communication between our management and the Board.

Risk Management

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. The Board believes an effective risk management system will (i) timely identify the material risks that we face, (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board Committee, (iii) implement appropriate and responsive risk management strategies consistent with our risk profile, and (iv) integrate risk management into our decision making.

The Board has designated the Audit and Executive Oversight Committee to take the lead in overseeing risk management and the Audit and Executive Oversight Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the Audit and Executive Oversight Committee’s own analysis and conclusions regarding the adequacy of our risk management processes.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our executive officers, to assess and analyze the most likely areas of future risk for us.

Certain Relationships and Transactions with Related Persons

Review, Approval or Ratification of Transactions with Related Persons

The Audit and Executive Oversight Committee is responsible for reviewing and approving all related party transactions. Before approving such a transaction, the Audit and Executive Oversight Committee takes into account all relevant factors that it deems appropriate, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third party. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members or affiliates must first be presented to the Audit and Executive Oversight Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report the Audit and Executive Oversight Committee any such related party transaction. In approving or rejecting the proposed agreement, the Audit and Executive Oversight Committee considers the facts and circumstances available and deemed relevant to the Audit and Executive Oversight Committee, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit and Executive Oversight Committee approves only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Board determines in its good faith discretion. Although the policies and procedures described above are not written, the Audit and Executive Oversight Committee applies the foregoing criteria in evaluating and approving all such transactions. The transactions described below were approved by our Board of Directors in accordance with the foregoing.

Minority Business Enterprise jointly-owned and operated with CEO

On June 28, 2006, we joined with Radiant Capital Partners, LLC (“RCP”), an affiliate of Mr. Crain, our Chief Executive Officer, to form Radiant Logistics Partners, LLC (“RLP”). RLP commenced operations in 2007 as a minority business enterprise for the purpose of enabling us to expand the scope of our service offerings to include participation in certain supplier diversity programs which would have otherwise not been available to us. RLP is owned 60% by Mr. Crain and 40% by the Company.

In the course of evaluating and approving the ownership structure, operations and economics emanating from RLP, a committee consisting of the independent Board member of the Company, considered, among other factors, the significant benefits provided to us through association with a minority business enterprise, particularly as many of our largest current and potential customers have a need for diversity offerings. In addition, the committee concluded the economic relationship with RLP was on terms no less favorable to us than terms generally available from unaffiliated third parties.

For the fiscal year ended June 30, 2014, RLP recorded $118,716 in commission revenues earned from members of the affiliated group, and reported a profit of $106,070. For the fiscal year ended June 30, 2013, RLP recorded $197,246 in commission revenues earned from members of the affiliated group, and reported a profit of $179,954.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by our principal executive officer, our principal financial officer, and each of our two most highly compensated executive officers other than the principal executive officer and principal financial officer whose compensation exceeded $100,000 (collectively, the “named executive officers”), during the years ended June 30, 2014 and 2013.

Name	Year	Salary ($)		Stock awards ($)(1)		Option awards ($)(1)		Nonequity incentive plan compensation ($)(2)	All other compensation ($)		Total ($)
Bohn H. Crain, Chief Executive	2014	325,000		—		37,594	(3)	103,588	112,008	(4)	578,190
Officer	2013	325,000		12,853	(5)	29,704	(6)	83,003	159,308	(7)	609,868
Dan Stegemoller, Senior Vice	2014	200,000		—		13,960	(8)	44,882	18,600	(9)	277,442
President and Chief Operating Officer of Radiant Global Logistics, Inc.	2013	200,000		6,768	(10)	10,732	(11)	34,962	18,273	(12)	270,735
Todd E. Macomber, Senior Vice	2014	200,000		—		13,960	(13)	44,882	18,600	(14)	277,442
President, Chief Financial Officer and Treasurer	2013	200,000		5,594	(15)	10,654	(16)	34,721	18,263	(17)	269,232
Robert L. Hines, Jr., Senior Vice	2014	200,000				12,848	(18)	41,403	16,525	(19)	270,776
President, General Counsel and Secretary	2013	31,154	(20)	—		299,588	(21)	—	1,500	(22)	332,242
(1)

Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. A summary of the assumptions made in the valuation of these awards is provided under Note 11 to our financial statements included in its Annual Report on Form 10-K for the year ended June 30, 2014.

(2)	Consists entirely of a bonus awarded pursuant to a Management Incentive Compensation Plan, which is described in more detail under the subheading “Management Incentive Compensation Plan” below.
(3)

Consists of options to purchase 7,611, 6,144, 5,193, and 4,917 shares of our common stock, respectively, at exercise prices of $2.20, $2.22, $3.00, and $3.07 per share, respectively. The foregoing options were granted on September 27, 2013, November 12, 2013, February 11, 2014, and May 13, 2014, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.

(4)

Consists of $12,000 for an automobile allowance, $714 for Company-provided life & disability insurance premiums, and $9,294 for Company 401(k) match. Also includes $90,000 representing the distributed share of earnings attributed to RCP. For more information, see the section entitled “Certain Relationships and Transactions with Related Persons” above.

(5)

Consists of restricted stock awards of 4,222 and 3,712 shares of our common stock granted on August 30, 2012 with a fair market value of $1.62 per share. The award for 4,222 shares vests in equal installments on November 19, 2011, 2012, 2013, 2014 and 2015. The award for 3,712 shares vests in equal installments on October 31, 2012, 2013, 2014, 2015 and 2016.

(6)

Consists of options to purchase 6,679, 7,936, 5,358 and 7,473 shares of our common stock, respectively, at exercise prices of $1.75, $1.53, $1.79, and $1.95 per share, respectively. The foregoing options were granted on September 25, 2012, November 12, 2012, February 11, 2013, and May 13, 2013, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.

(7)

Consists of $12,000 for an automobile allowance, $730 for Company-provided life & disability insurance premiums, and $8,578 for Company 401(k) match. Also includes $138,000 representing the distributed share of earnings attributed to RCP. For more information, see the section entitled “Certain Relationships and Transactions with Related Persons” above.

(8)

Consists of options to purchase 2,834, 2,207, 1,917, and 1,886 shares of our common stock, respectively, at exercise prices of $2.20, $2.22, $3.00, and $3.07 per share, respectively. The foregoing options were granted on September 27, 2013, November 12, 2013, February 11, 2014, and May 13, 2014, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.

(9)	Consists of $9,000 for an automobile allowance, $714 for Company-provided life & disability insurance premiums, and $8,886 for Company 401(k) match.
(10)

Consists of restricted stock awards of 2,246 and 1,932 shares of our common stock granted on August 30, 2012 with a fair market value of $1.62 per share. The award for 2,246 shares vests in equal installments on November 19, 2011, 2012, 2013, 2014 and 2015. The award for 1,932 shares vests in equal installments on October 31, 2012, 2013, 2014, 2015 and 2016.

(11)

Consists of options to purchase 2,466, 2,930, 1,554 and 2,956 shares of our common stock, respectively, at exercise prices of $1.75, $1.53, $1.79, and $1.95 per share, respectively. The foregoing options were granted on September 25, 2012, November 12, 2012, February 11, 2013, and May 13, 2013, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.

(12)	Consists of $9,000 for an automobile allowance, $730 for Company-provided life & disability insurance premiums, and $8,543 for Company 401(k) match.
(13)

Consists of options to purchase 2,834, 2,207, 1,917, and 1,886 shares of our common stock, respectively, at exercise prices of $2.20, $2.22, $3.00, and $3.07 per share, respectively. The foregoing options were granted on September 27, 2013, November 12, 2013, February 11, 2014, and May 13, 2014, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.

(14)	Consists of $9,000 for an automobile allowance, $714 for Company-provided life & disability insurance premiums, and $8,886 for Company 401(k) match.
(15)

Consists of restricted stock awards of 1,773 and 1,680 shares of our common stock granted on August 30, 2012 with a fair market value of $1.62 per share. The award for 1,773 shares vests in equal installments on November 19, 2011, 2012, 2013, 2014 and 2015. The award for 1,680 shares vests in equal installments on October 31, 2012, 2013, 2014, 2015 and 2016.

(16)

Consists of options to purchase 2,466, 2,930, 1,802 and 2,661 shares of our common stock, respectively, at exercise prices of $1.75, $1.53, $1.79, and $1.95 per share, respectively. The foregoing options were granted on September 25, 2012, November 12, 2012, February 11, 2013, and May 13, 2013, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.

(17)	Consists of $9,000 for an automobile allowance, $730 for Company-provided life & disability insurance premiums, and $8,533 for Company 401(k) match.
(18)

Consists of options to purchase 1,889, 2,330, 1,917, and 1,886 shares of our common stock, respectively, at exercise prices of $2.20, $2.22, $3.00, and $3.07 per share, respectively. The foregoing options were granted on September 27, 2013, November 12, 2013, February 11, 2014, and May 13, 2014, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.

(19)	Consists of $9,000 for an automobile allowance, $590 for Company-provided life & disability insurance premiums, and $6,935 for Company 401(k) match.
(20)

Mr. Hines was hired as our Senior Vice President, General Counsel and Secretary on May 6, 2013. The salary set forth in the Summary Compensation Table consists of the prorated portion of his $200,000 annual base salary.

(21)

Consists of an option to purchase 250,000 shares of our common stock at an exercise price of $1.96 per share. The option was granted on May 6, 2013 and vests in equal annual installments over a five year period commencing on the date of grant.

(22)	Consists of $1,500 for an automobile allowance.

Narrative Disclosure to Summary Compensation Table

Employment Contracts of Named Executive Officers

On January 13, 2006, we entered into an employment agreement (the “Crain Employment Agreement”) with Bohn H. Crain to serve as our Chief Executive Officer. On June 11, 2011, we and Mr. Crain, entered into a Letter Agreement for the purpose of amending the Crain Employment Agreement to (1) extend Mr. Crain’s Employment Agreement through December 31, 2016, (2) increase the renewal periods of the Crain Employment Agreement from one to three years, and (3) increase Mr. Crain’s base salary.

The Crain Employment Agreement (as amended) provides for an annual base salary of $325,000, a performance bonus of up to 50% of the base salary based upon the achievement of certain target objectives, and a discretionary merit bonus that can be awarded at the discretion of our Board of Directors. We may terminate the Crain Employment Agreement at any time for cause. If we terminate the Crain Employment Agreement due to Mr. Crain’s disability, Mr. Crain’s unvested options shall immediately vest and we must continue to pay Mr. Crain for an additional one year period his base salary and pro-rated bonuses as well as fringe benefits, including participation in pension, profit sharing and bonus plans as applicable, and life insurance, hospitalization, major medical, paid vacation and expense reimbursement. If Mr. Crain terminates the Crain Employment Agreement for good reason or we terminate for any reason other than for cause, Mr. Crain’s unvested options shall immediately vest and we must continue to pay Mr. Crain for the remaining term of the Crain Employment Agreement his base salary and the greater of the most recent bonus or target bonus as well as fringe benefits. The Crain Employment Agreement contains standard and customary non-solicitation, non-competition, work made for hire, and confidentiality provisions.

Pursuant to our Management Incentive Compensation Plan, Mr. Crain will be evaluated with a target bonus, based upon achievement of corporate and individual objectives, of 50% of base compensation.

For a discussion of the termination provisions of the Crain Employment Agreement, see “Executive Compensation — Other Post-Employment Compensation and Change in Control Payments.”

In May 2012, we entered into new employment agreements with Dan Stegemoller, our Chief Operating Officer, and Todd Macomber, our Chief Financial Officer, and adopted a new Management Incentive Compensation Plan. The employment agreements were adopted in order to standardize employment arrangements for Messrs. Stegemoller and Macomber, as existing key members of our management team. Pursuant to the new employment agreements, Messrs. Stegemoller and Macomber are each entitled to annual base compensation of $200,000, subject to annual review. The employment agreements confirm, but make no modifications or additions to, the existing stock option agreements between the Company and Messrs. Stegemoller and Macomber.

In May 2013, we entered into an employment agreement with Robert L. Hines, Jr., our Senior Vice President, General Counsel and Corporate Secretary. Pursuant to the employment agreement, Mr. Hines is entitled to annual base compensation of $200,000, subject to annual evaluation and adjustment. We granted Mr. Hines an option to purchase 250,000 shares of our common stock. Mr. Hines’ options have an exercise price equal to the per share equivalent of the fair market value of our common stock on the date of grant, and are subject to 20% annual vesting over the five year period following the first grant date.

Pursuant to our Management Incentive Compensation Plan, each of Messrs. Stegemoller, Macomber and Hines will be evaluated with a target bonus, based upon achievement of corporate and individual objectives, of 35% of base compensation.

For a discussion of the termination provisions of the foregoing provisions agreements, see “Executive Compensation — Other Post-Employment Compensation and Change in Control Payments.”

Management Incentive Compensation Plan

We have adopted a Management Incentive Compensation Plan (the “MICP”), which is intended to provide for a pay system that supports our business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.

Under the MICP, quarterly bonuses are paid to certain senior employees based upon a “target bonus” (which is expressed as a percentage of compensation). The target bonus is adjusted up or down by formula to take into account our financial performance in a manner consistent with the performance compensation requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). However, the actual payment of bonuses under the MICP is subject to the discretion of our Audit and Executive Oversight Committee with respect to payments made to Mr. Crain and to the discretion of Mr. Crain with respect to payments made to other participants. Benefits payable under the MICP in the form of stock options will be paid under, and pursuant to the terms of, our 2012 Stock Option and Performance Award Plan.

Other Post-Employment Compensation and Change in Control Payments

Bohn H. Crain

The options granted to Mr. Crain contain a change in control provision that is triggered in the event that we are acquired by merger, share exchange or otherwise, sell all or substantially all of our assets, or all of the stock of the Company is acquired by a third party (each, a “Fundamental Transaction”). In the event of a Fundamental Transaction, all of the options will vest and Mr. Crain shall have the full term of such options in which to exercise any or all of them, notwithstanding any accelerated exercise period contained in any such option.

The Crain Employment Agreement also contains a change in control provision. If his employment is terminated following a change in control (other than for cause or by Mr. Crain without good reason), then we must pay him a termination payment equal to 2.99 times his base salary in effect on the date of termination of his employment, any bonus to which he would have been entitled for a period of three years following the date of termination, any unpaid expenses and benefits, and for a period of three years provide him with all fringe benefits he was receiving on the date of termination of his employment or the economic equivalent. In addition, all of his unvested stock options shall immediately vest as of the termination date of his employment due to a change in control. In the event compensation payable to Mr. Crain upon our change in control causes him to be subject to an excise tax under section 4999 of the Code, he will receive a “gross up” payment in an amount such that after the payment by Mr. Crain of all taxes imposed upon the gross up payment, Mr. Crain will retain an amount of the gross up payment equal to such excise tax. A change in control is generally defined as the occurrence of any one of the following:

—

any “Person” (as the term “Person” is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934), except for our chief executive officer, becoming the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities;

—

a contested proxy solicitation of our stockholders that results in the contesting party obtaining the ability to vote securities representing 50% or more of the combined voting power of our then-outstanding securities;

—	a sale, exchange, transfer or other disposition of 50% or more in value of our assets to another Person or entity, except to an entity controlled directly or indirectly by us;

—

a merger, consolidation or other reorganization involving us in which we are not the surviving entity and in which our stockholders prior to the transaction continue to own less than 50% of the outstanding securities of the acquirer immediately following the transaction, or a plan is adopted involving our liquidation or dissolution other than pursuant to bankruptcy or insolvency laws; or

—

during any period of twelve consecutive months, individuals who at the beginning of such period constituted the board cease for any reason to constitute at least the majority thereof unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

Notwithstanding the foregoing, a “change in control” is not deemed to have occurred (i) in the event of a sale, exchange, transfer or other disposition of substantially all of our assets to, or a merger, consolidation or other reorganization involving, us and any entity in which our chief executive officer has, directly or indirectly, at least a 25% equity or ownership interest; or (ii) in a transaction otherwise commonly referred to as a “management leveraged buy-out.”

Messrs. Stegemoller, Macomber, and Hines are entitled to six months of severance in the form of salary continuation payments in the event their employment is terminated as a result of death, disability, or by us other than for cause; or twelve months of severance if, within nine months following a “Change of Control”, they voluntarily terminate their employment for “Good Reason” or their employment is terminated by us other than for cause. For the purposes of the employment agreements, a “Change of Control” shall be deemed to occur if there occurs a sale, exchange, transfer or other disposition of substantially all of our assets to another entity, except to an entity controlled directly or indirectly by us, or a merger, consolidation or other reorganization of the Company in which we are not the surviving entity, or a plan of liquidation or dissolution of the Company other than pursuant to bankruptcy or insolvency laws. For the further purpose of the employment agreements, “Good Reason” shall be deemed to occur upon either: (i) a breach of the agreement by us; or (ii), a reduction in salary without the employee’s consent, unless any such reduction is otherwise part of an overall reduction in executive compensation experienced on a pro rata basis by other similarly situated employees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards for each named executive officer outstanding as of June 30, 2014:

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options Exercisable (#)	Number of securities underlying unexercised options Unexercisable (#)	Option exercise price ($)	Option expiration date		Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(19)
Bohn H. Crain	1,000,000	—	0.50	10/19/2015	(1)
	340,000	—	0.75	10/19/2015	(1)
	4,433	2,956	0.60	11/21/2020	(2)
	1,689	1,126	1.30	2/28/2021	(3)
	984	656	2.30	6/6/2021	(4)
	816	1,225	2.36	10/30/2021	(5)
	716	1,075	2.40	12/21/2021	(6)
	878	1,317	2.30	3/15/2012	(7)
	1,850	2,776	2.00	5/15/2022	(8)
	1,336	5,343	1.75	9/24/2022	(9)
	1,587	6,349	1.53	11/11/2022	(10)
	1,072	4,286	1.79	2/10/2023	(11)
	1,495	5,978	1.95	5/12/2023	(12)
	—	7,611	2.20	9/26/2023	(13)
	—	6,144	2.22	11/11/2023	(14)
	—	5,193	3.00	2/10/2024	(15)
	—	4,917	3.07	5/12/2024	(16)
						1,688	(17)	$ 5,216
						2,228	(18)	$ 6,885

Dan Stegemoller	100,000	—	0.18	6/23/2018	(20)
	2,021	1,348	0.60	11/21/2020	(2)
	821	547	1.30	2/28/2021	(3)
	441	295	2.30	6/6/2021	(4)
	316	477	2.36	10/30/2021	(5)
	264	397	2.40	12/21/2021	(6)
	324	487	2.30	3/15/2012	(7)
	684	1,024	2.00	5/15/2022	(8)
	493	1,973	1.75	9/24/2022	(9)
	586	2,344	1.53	11/11/2022	(10)
	311	1,243	1.79	2/10/2023	(11)
	591	2,365	1.95	5/12/2023	(12)
	—	2,834	2.20	9/26/2023	(13)
	—	2,207	2.22	11/11/2023	(14)
	—	1,917	3.00	2/10/2024	(15)
	—	1,886	3.07	5/12/2024	(16)
						898	(17)	$ 2,775
						1,160	(18)	$ 3,584

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options Exercisable (#)	Number of securities underlying unexercised options Unexercisable (#)	Option exercise price ($)	Option expiration date		Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(19)
Todd E. Macomber	100,000	—	0.48	12/10/2017	(21)
	100,000	—	0.18	6/23/2018	(20)
	80,000	20,000	0.28	8/6/2019	(22)
	1,596	1,064	0.60	11/21/2020	(2)
	60,693	40,462	1.30	2/28/2021	(3)
	444	297	2.30	6/6/2021	(4)
	250	375	2.36	10/30/2021	(5)
	232	347	2.40	12/21/2021	(6)
	284	425	2.30	3/15/2012	(7)
	598	897	2.00	5/15/2022	(8)
	493	1,973	1.75	9/24/2022	(9)
	586	2,344	1.53	11/11/2022	(10)
	360	1,442	1.79	2/10/2023	(11)
	532	2,129	1.95	5/12/2023	(12)
	—	2,834	2.20	9/26/2023	(13)
	—	2,207	2.22	11/11/2023	(14)
	—	1,917	3.00	2/10/2024	(15)
	—	1,886	3.07	5/12/2024	(16)
						709	(17)	$ 2,191
						1,008	(18)	$ 3,115

Robert L. Hines, Jr.	50,000	200,000	1.96	5/5/2023	(23)
	—	1,889	2.20	9/26/2023	(13)
	—	2,330	2.22	11/11/2023	(14)
	—	1,917	3.00	2/10/2024	(15)
	—	1,886	3.07	5/12/2024	(16)
(1)	The stock options were granted on October 20, 2005 and vest in equal annual installments over a five year period commencing on the date of grant.
(2)	The stock options were granted on November 22, 2010 and vest in equal annual installments over a five year period commencing on the date of the grant.
(3)	The stock options were granted on March 1, 2011 and vest in equal annual installments over a five year period commencing on the date of the grant.
(4)	The stock options were granted on June 7, 2011 and vest in equal annual installments over a five year period commencing on the date of the grant.
(5)	The stock options were granted on October 31, 2011 and vest in equal annual installments over a five year period commencing on the date of the grant.
(6)	The stock options were granted on December 22, 2011 and vest in equal annual installments over a five year period commencing on the date of the grant.
(7)	The stock options were granted on March 16, 2012 and vest in equal annual installments over a five year period commencing on the date of the grant.
(8)	The stock options were granted on May 16, 2012 and vest in equal annual installments over a five year period commencing on the date of the grant.
(9)	The stock options were granted on September 25, 2012 and vest in equal annual installments over a five year period commencing on the date of the grant.
(10)	The stock options were granted on November 12, 2012 and vest in equal annual installments over a five year period commencing on the date of the grant.
(11)	The stock options were granted on February 11, 2013 and vest in equal annual installments over a five year period commencing on the date of the grant.
(12)	The stock options were granted on May 13, 2013 and vest in equal annual installments over a five year period commencing on the date of the grant.

(13)	The stock options were granted on September 27, 2013 and vest in equal annual installments over a five year period commencing on the date of the grant.
(14)	The stock options were granted on November 12, 2013 and vest in equal annual installments over a five year period commencing on the date of the grant.
(15)	The stock options were granted on February 11, 2014 and vest in equal annual installments over a five year period commencing on the date of the grant.
(16)	The stock options were granted on May 13, 2014 and vest in equal annual installments over a five year period commencing on the date of the grant.
(17)	The restricted stock was granted on August 30, 2012 and vests in equal annual installments on November 19, 2011, 2012, 2013, 2014 and 2015.
(18)	The restricted stock was granted on August 30, 2012 and vests in equal annual installments on October 31, 2012, 2013, 2014, 2015 and 2016.
(19)	Represents the number of unvested restricted shares at a price of $3.09 per share, the closing price on June 30, 2014.
(20)	The stock options were granted on June 24, 2008 and vest in equal annual installments over a five year period commencing on the date of grant.
(21)	The stock options were granted on December 11, 2007 and vest in equal annual installments over a five year period commencing on the date of grant.
(22)	The stock options were granted on August 7, 2009 and vest in equal annual installments over a five year period commencing on the date of grant.
(23)	The stock options were granted on May 6, 2013 and vest in equal annual installments over a five year period commencing on the date of grant.

Director Compensation

We pay our non-employee directors $3,000 per month for each month of Board service. We reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending the meetings of the Board.

Name(1)	Year	Fees earned or paid in cash(2) ($)	Option awards(3) ($)		Total ($)
Stephen P. Harrington	2014	36,000	117,942	(4)	153,942
	2013	36,000	—		36,000
Jack Edwards	2014	40,000	117,942	(4)	157,942
	2013	36,000	—		36,000
Richard P. Palmieri	2014	12,000	188,150	(5)	200,150

(1)	Mr. Crain has been omitted from the above table because he does not receive any additional compensation for serving on our Board of Directors.
(2)

Consists of a payment of $3,000 per month of Board service. Mr. Edwards receives an additional $1,000 per quarter as the chair of the Audit and Executive Oversight Committee. Mr. Palmieri was appointed to the Board in March 2014, and received monthly fees beginning at that time.

(3)

Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. A summary of the assumptions made in the valuation of these awards is provided under Note 11 to our financial statements included in its Annual Report on Form 10-K for the year ended June 30, 2014.

(4)

Messrs. Harrington and Edwards were each granted options to purchase 100,000 shares on July 18, 2013 at an exercise price $1.91 per share. The options vests in equal annual installments over a five year period commencing on the date of the grant and have a term of ten years.

(5)

Mr. Palmieri was granted an option options to purchase 100,000 shares on March 12, 2014 at an exercise price $3.07 per share. The option vests in equal annual installments over a five year period commencing on the date of the grant and has a term of ten years.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to all of our equity compensation plans in effect as of June 30, 2014.

Equity Compensation Plan Information

	Number of common shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of common shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)

Equity compensation plans approved by security holders	1,690,804	$2.27	3,309,196
Equity compensation plans not approved by security holders	3,434,240	$1.06	206,670

	5,125,044	$1.46	3,515,866

PROPOSAL 2: RATIFICATION OF THE SELECTION OF PETERSON SULLIVAN LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE 2015 FISCAL YEAR

The Audit and Executive Oversight Committee has appointed, and the Board has concurred subject to stockholder ratification, Peterson Sullivan LLP (“Peterson Sullivan”) to audit and report on the Consolidated Financial Statements of the Company and its subsidiaries for the fiscal year ending June 30, 2015. Peterson Sullivan served as our independent registered public accounting firm for the fiscal year ended June 30, 2014.

Before making its determination on appointment, the Audit and Executive Oversight Committee carefully considered the qualifications and competence of candidates for the independent registered public accounting firm. For Peterson Sullivan, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters, as well as its reputation for integrity and competence in the fields of accounting and auditing.

Representatives of Peterson Sullivan will attend the Annual Meeting and may make a statement if they wish. They will be available to answer appropriate questions at the Annual Meeting. To pass, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

The Board of Directors recommends a vote FOR the proposal to ratify the selection of Peterson Sullivan as our independent auditor for the fiscal year ending June 30, 2015.

AUDIT AND EXECUTIVE OVERSIGHT COMMITTEE MATTERS

Report of the Audit and Executive Oversight Committee

In connection with the preparation of our audited financial statements for the year ended June 30, 2014, the Audit and Executive Oversight Committee:

—	reviewed and discussed the audited financial statements with management;
—	discussed with our independent registered public accounting firm the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards); and
—

received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and has discussed with our independent registered public accounting firm its independence and satisfied itself as to their independence.

Based upon the review and discussions referred to above, the Audit and Executive Oversight Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2014.

Audit and Executive Oversight Committee Report Submitted By:
Jack Edwards
Richard Palmieri
Stephen Harrington

PRINCIPAL ACCOUNTING FEES AND SERVICES

Peterson Sullivan served as our principal independent accounting firm for the fiscal years ended June 30, 2014 and 2013, to audit our financial statements. The entirety of services provided by Peterson Sullivan for 2014 and 2013 were provided by full-time employees of Peterson Sullivan.

The audit reports of Peterson Sullivan on our consolidated financial statements as of and for the years ended June 30, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2014 and 2013, there were no disagreements with Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Peterson Sullivan’s satisfaction, would have caused Peterson Sullivan to make reference thereto in its reports on our financial statements for such years.

During the years ended June 30, 2014 and 2013, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended June 30, 2014 and 2013, we did not consult with any other public accounting firms regarding either: (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on our consolidated financial statements; or (ii) any of the other matters specified in Items 304(a)(1)(iv) or (v) of Regulation S-K.

The following table presents fees for professional audit services performed for the audit of our annual financial statements for the years ended June 30, 2014 and 2013 and fees billed and unbilled for other services rendered by it during those periods.

	Year ended June 30,
	2014	2013

Audit fees	$128,796	$117,000
Audit related fees	24,975	2,000
Tax fees	51,563	46,000
All other fees	3,056	2,000

	$208,390	$167,000

Audit Fees

Audit Fees consist of fees, billed and unbilled, for professional services rendered for the audit of our consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees

Tax Fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense, customs and duties, and mergers and acquisitions.

All Other Fees

All Other Fees consist of fees billed for products and services provided not described above.

Audit and Executive Oversight Committee Pre-Approval Policies and Procedures

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions as set forth in Rule 2-01(c)(7)(i)(C) under the Exchange Act are met. All of the audit-related and tax services described above were pre-approved by our Audit and Executive Oversight Committee and, therefore, were not provided pursuant to a waiver of the pre-approval requirements set forth in such rule.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Reports of all transactions in our common stock by officers, directors and principal stockholders are required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on its review of copies of the reports received, or representations of such reporting persons, we believe that during fiscal year 2014 no officers, directors or principal stockholders failed to file reports of ownership and changes of ownership on a timely basis, except Mr. Stegemoller failed to timely file Form 4s, and Mr. Palmieri failed to timely file a Form 3 and Form 4.

STOCKHOLDER PROPOSALS

Stockholder Proposals to Be Included in the Company’s Proxy Statement

Pursuant to and subject to the requirements of Rule 14a-8 under the Exchange Act, stockholders may present proposals for inclusion in our proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included for the 2015 Annual Meeting, stockholder proposals must be received by the Company at its executive offices located at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004 no later than June 9, 2015, and must otherwise comply with the requirements of Rule 14a-8.

Stockholder Proposals Not to Be Included in the Company’s Proxy Statement

Stockholders wishing to present proposals for action at an annual meeting apart from proposals to be included in our proxy statement must do so in accordance with our Bylaws. A stockholder must give timely notice of the proposed business to the Secretary at the executive offices referred to above. To be timely, a stockholder’s notice must be in writing, delivered to or mailed and received at our principal executive offices not less than 50 days nor more than 75 days prior to that year’s annual meeting; provided, however, that in the event less than 60 days notice of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the annual meeting was mailed or public disclosure of the meeting was made, whichever occurs first. For each matter the stockholder proposes to bring before the meeting, the notice to the Secretary must include: (i) a brief description of the business proposed to be brought before the meeting, the reasons for conducting such business at the meeting, and if such business includes a proposal to amend any document, the language of the proposed amendment; (ii) the name and address, as they appear in our books, of the stockholder proposing such business; (iii) the class and number of shares of Company stock that are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. Proxy voting on any matter brought before the meeting as set forth in this paragraph will be subject to the discretionary voting authority of the designated proxy holders.

Stockholders wishing to nominate candidates for election to the Board of Directors at an annual meeting must do so in accordance with our Bylaws by giving timely notice in writing to the Secretary as described above. To be timely, a stockholder’s notice must be in writing, delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to that year’s annual meeting; provided, however, that in the event less than 70 days notice of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the annual meeting was mailed or public disclosure of the meeting was made, whichever occurs first. The notice must set forth: (i) the nominee’s name, age, business address and, if known, residence address; (ii) such person’s principal place of employment; (iii) the class and number of shares of stock of the corporation that are beneficially owned by such person; and (iv) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. In addition, as to the stockholder giving the notice, the notice must include: (i) the name and record address of such stockholder; and (ii) the class and number of shares of Company stock beneficially owned by such stockholder. The presiding officer at the annual meeting is required to determine whether any nomination was properly brought before the annual meeting in accordance with our Bylaws. If such officer determines that any person has not been properly nominated, such officer shall so declare at the meeting and any such nominee shall not be considered in the election.

STOCKHOLDER COMMUNICATIONS

The Board of Directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the Board of Directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of Robert L. Hines, Jr., our Secretary, at the principal executive offices of the Company. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the Board of Directors. The Secretary has been authorized to screen commercial solicitations and materials that pose security risks, are unrelated to the business or governance of the Company or are otherwise inappropriate. The Secretary shall promptly forward any and all such stockholder communications to the entire Board of Directors or the individual director as appropriate. In the alternative, stockholder correspondence can be addressed to 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, Attention: Robert L. Hines, Jr.

OTHER MATTERS

The notice of Annual Meeting provides for transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the Board of Directors has been advised of no matters to be presented for discussion at the meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the stockholders.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from: Investor Relations, 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004. We will promptly deliver a copy of the requested materials.

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company’s proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form-10-K, including the financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended June 30, 2014, is being sent to stockholders of record as of September 30, 2014 with this proxy statement. This Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Stockholders may also view this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. Stockholders of record as of September 30, 2014, and beneficial owners of our common stock on that date, may obtain from us without charge additional copies of our Annual Report on Form 10-K filed with the Securities and Exchange Commission, exclusive of the exhibits thereto, by a request in writing. If requested, we will provide stockholders with copies of any exhibits to the Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. Any requests from a beneficial owner of our common stock must set forth a good faith representation that, as of the record date for this solicitation, September 30, 2014, the person making the request was the beneficial owner of our common stock. Such written requests should be directed to us at, 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, Attention: Secretary.

RADIANT LOGISTICS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF RADIANT LOGISTICS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned revokes all previous proxies and constitutes and appoints Bohn H. Crain and Robert L. Hines, Jr., and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of common stock of Radiant Logistics, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, at 9:00 a.m., local time, on November 11, 2014, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2, and in the proxies’ discretion, upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

Please Detach and Mail In the Envelope Provided

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the Nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
			☐	☐	☐
1.	Election of Directors
Nominees

01				Bohn H. Crain 02 Stephen P. Harrington 03 Jack Edwards 04 Richard P. Palmieri

The Board of Directors recommends you vote FOR proposals 2.						For	Against	Abstain

2.				Ratifying the appointment of Peterson Sullivan LLP as the Company’s independent auditor for the fiscal year ending June 30, 2015.		☐	☐	☐

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)			Date